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                                  GROUND LEASE

                                    PREAMBLE

         THIS GROUND LEASE (the "Lease") is made as of March 14, 1988, by and between MAGMA POWER COMPANY, a Nevada corporation ("Landlord"), and DEL RANCH, LTD., A CALIFORNIA LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of California ("Tenant").

                                   AGREEMENT

         1. Certain Definitions. Unless the context shall otherwise require, capitalized terms used and not otherwise defined herein shall have the respective meanings assigned thereto in Schedule Z hereto, which shall be incorporated by reference herein.

         2. Lease.

            2.1. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the "Premises," as that term is defined in Section 3 hereof, on the terms and conditions, and subject to the reservations, set forth in this Lease.

            2.2. Landlord hereby reserves from the Leasehold estate granted to Tenant by this Lease the right to use the surface of the Del Ranch Property in order to enable the operation of the Vulcan Facility and to obtain, use, extract and develop the Reserved Geothermal Brine and the Geothermal Brine Scale, together with reasonable access thereto for road and utility purposes, but only to the extent that such use does not cause any material interference with Tenant's construction, operation and maintenance of the Del Ranch Facility. The right reserved by Landlord in this Section 2.2 includes, without limitation, the right to construct, operate and maintain pipelines, buildings, structures, equipment and other improvements over, under and upon the surface of the Del Ranch Property, including, but not limited to, Additional Power Production Facilities, and warehouse(s) for the storage of Critical Parts and Equipment and other parts and equipment owned or within the control of Landlord which may be stored in such warehouse(s) for use in Additional Power Production Facilities and to use the surface of the Del Ranch Property in a commercially reasonable manner in order to "tap" into the Supporting Equipment and any other equipment or piping carrying or containing Geothermal Brine or Geothermal Brine Scale from the Del Ranch Facility to injection wells thereby affording to Landlord access to such Geothermal Brine and the Geothermal Brine Scale in an oxygen-free environment; provided, however, that, notwithstanding any other provision in this Lease to the contrary, Landlord shall pay all costs, direct and indirect, incurred by Tenant

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as a result of Landlord's exercising the rights reserved to Landlord in this
Section 2. Notwithstanding any other provision in this Lease to the contrary, in the event that Landlord desires to exercise its rights under this Section 2.2, Landlord shall obtain the prior written consent of Tenant, which consent shall not be unreasonably withheld. The standards to be applied by Tenant in giving or withholding such consent shall be as provided in Section 2.3.4 of the Easement Agreement.

            2.3. The rights reserved by Landlord from the leasehold estate granted to Tenant pursuant to this Lease shall be assignable by Landlord in whole or in part to successors and assigns. Without limiting the generality of the foregoing, Landlord may sell, assign, encumber and grant leasehold estates in such rights to other persons.

         3. Premises.

            3.1. The "Premises" that are the subject of this Lease consist of the Del Ranch Property as more particularly described in Exhibit "A" hereto, BUT EXCLUDING THEREFROM (a) all rights reserved by Landlord as set forth in Section 2 hereof.

            3.2. Concurrent with the delivery of this Lease, Landlord has delivered to Tenant an instrument transferring ownership from Landlord to Tenant of all improvements existing on or in the Premises at the Recordation Date as that term is defined in Section 4 hereof. Such improvements shall be held, used, altered and disposed of by Tenant in accordance with the terms and conditions of this Lease.

            3.3. At any time and from time to time during the term of this Lease, within thirty (30) days after written request from Landlord, Tenant shall enter into an amendment to this Lease, which shall delete from the legal description of the Del Ranch Property that portion thereof as to which any other Person has a right to possession, in accordance with the following:

                  3.3.1 Both the portion of the Del Ranch Property being released from the encumbrance of this Lease, and the portion of the Del Ranch Property remaining subject to the encumbrance of this Lease after such release, shall be legal lots in compliance with the California Subdivision Map Act and other state or local ordinances thereunder; and

                  3.3.2 The amendment shall contain all cross-easements, covenants, conditions, restrictions and agreements reasonably requested by Tenant to facilitate the construction, operation and maintenance of the Del Ranch Facility at a level which allows the Del Ranch Facility to

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drill for, produce, extract, store, utilize, reclaim, convert, sell, transfer, dispose and Process Geothermal Brine up to the amount necessary to meet the Del Ranch Facility Brine Requirement in connection with the generation of electrical energy at the Del Ranch Facility.

         4. Term. The term of this Lease shall commence upon the recordation of a Memorandum of this Lease in the Office of the County Recorder of Imperial County, California (the "Recordation Date"), and, unless sooner terminated as provided in this Lease, shall end on the date which is thirty-two (32) years thereafter (the "Expiration Date").

         5. Rent.

            5.1. In addition to other sums payable by the term of this lease, Tenant shall pay to Landlord, without abatement, deduction or offset, the following sums:

                  5.1.1. As "Initial Rent" for the Premises for the period beginning on June 30, 1987 and ending on December 31, 1987, the lump sum of $10,000.00, payable in advance on the Recordation Date.

                  5.1.2. As "Base Monthly Rent" for the Premises for the period beginning on January 1, 1988 and continuing monthly thereafter throughout the term of this Lease, but subject to adjustment as provided in Section 5.2 hereof, the sum of $1,667.00 per month, payable in advance on the first day of each month.

                  5.1.3. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days elapsed in the calendar month involved. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

            5.2. The Base Monthly Rent shall be subject to annual adjustments as follows:

                  5.2.1. For purpose of this Lease, a "Lease Year" shall be deemed to begin on January 1 of each calendar year throughout the term of this Lease.

                  5.2.2. For the Lease Year beginning on January 1, 1989, and for each Lease Year thereafter, the Base Monthly Rent of $1,667.00 payable under
Section 5.1.2 hereof shall be adjusted to reflect the increase, if any, in the Consumer Price Index published by the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, All Items, for the Los Angeles-Anaheim-Riverside Metropolitan Area (the "CPI"), as hereinafter provided.

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                  5.2.3. The Base Monthly Rent payable pursuant to Section 5.2.2 hereof shall be calculated as follows: The Base Monthly Rent of $1,667.00 payable under Section 5.1.2 hereof above shall be multiplied by a fraction, the numerator of which shall be the CPI for the month of September in the year preceding the Lease Year for which the adjustment is to be made, and the denominator of which shall be the CPI for the month of September 1987. The sum so calculated shall constitute the new Base Monthly Rent hereunder, but in no event shall such new Base Monthly Rent be less than the Base Monthly Rent payable for the month immediately preceding the Lease Year for which the adjustment is to be made.

                  5.2.4. In the event that the publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI, as determined in good faith by Landlord, shall be used to make such calculations.

                  5.2.5. Tenant shall continue to pay Base Monthly Rent at the rate previously in effect until the increase, if any, is determined. Within ten
(10) days following the date on which the increase is determined, Tenant shall make such payment to Landlord as will bring the increased Base Monthly Rent current, commencing with the effective date of such increase at the beginning of the Lease Year for which the adjustment is to be made through the date of any installments of Base Monthly Rent then due. Thereafter, the Base Monthly Rent shall be paid at the increased rate.

         6. Taxes, Assessments and Utilities.

            6.1. As used in this Lease, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license, fee, rental tax, tax on the right to do business, when Landlord's collection of rent under this Lease is defined as doing business, improvement bond, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Del Ranch Property or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Del Ranch Property or in any portion thereof, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (a) in substitution of, partially or totally, any tax, fee, levy,

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assessment or charge hereinafter included within the definition of "real property tax," or (b) the nature of which was heretofore included within the definition of "real property tax," or (c) which is imposed for any service or right not charged prior to June 1, 1978, or (d) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, or which is added to a tax or charge heretofore included within the definition of "real property tax" by reason of such change of ownership, or (e) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

            6.2. Tenant shall pay before delinquency all real property taxes, all personal property taxes, and all taxes, charges and assessments of every other description levied on or assessed against the Del Ranch Property and the Del Ranch Facility and personal property owned or leased by Tenant located thereon, the leasehold estate created hereby, or any subleasehold estate, to the full extent of installments falling due during the term, whether chargeable against Landlord or Tenant. Tenant shall make all such payments directly to the charging authority before delinquency and before any fine, interest or penalty shall become due or be imposed by operation of law for their nonpayment. If, however, the law expressly permits the payment of any or all of the above items in installments (whether or not interest accrues on the unpaid balance), Tenant may, at Tenant's election, utilize the permitted installment method, but shall pay each installment with any interest before delinquency.

            6.3. All payments of taxes or assessments shall be prorated for any portion of a tax fiscal year at the commencement or expiration of the term of this Lease, expect as provided in Section 6.4 hereof. Such proration shall be made by multiplying the entire tax or assessment by a fraction which in the case of determining Tenant's liability for such taxes and assessments, shall have a numerator equal to the number of days that this Lease is in effect during the tax fiscal year for which the calculation is being made, and shall have a denominator equal to 365 or 366, as the case may be.

            6.4. For permitted installment payments of special taxes or assessments where at least the first installment fell due before the Recordation Date, Tenant shall pay all installments falling due after the Recordation Date. For permitted installment payments of special taxes or assessments where the first installment falls due before the expiration of the term, Tenant shall pay only the installment(s) falling due before the expiration of the term.

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            6.5. If the Premises are assessed with other real or personal property of Landlord apart from the Del Ranch Property, all taxes imposed on the entire assessed property shall be prorated, and Tenant shall pay that amount which equals the product obtained by multiplying the entire tax by a fraction, the numerator of which equals the value of the Del Ranch Property and the denominator of which equals the value of all of the property so assessed.

            6.6. Tenant may contest the legal validity or amount of any taxes, assessments or charges for which Tenant is responsible under this Lease, and may institute such proceedings as Tenant considers necessary. If Tenant contests any such tax, assessment or charge, Tenant may withhold or defer payment or pay under protest, but shall protect Landlord and the Del Ranch Property from any lien by surety bond or other appropriate security reasonably acceptable to Landlord. Landlord appoints Tenant as Landlord's attorney-in-fact for the purpose of making all payments to any taxing authorities and for the purpose of contesting any taxes, assessments or charges affecting the Premises, conditioned on Tenants's preventing any liens from being levied on the Del Ranch Property or on Landlord.

            6.7. Tenant agrees to pay, before the same become delinquent, all charges for gas, electricity, heat, light, power, sewage, water, telephone, trash removal, and other similar or dissimilar public services or commodities furnished to the Premises and the Del Ranch Facility during the term of this Lease, including all installation, connection and disconnection charges.

            6.8. All taxes, assessments, utilities, insurance premiums, maintenance costs and other rent payable hereunder shall be paid as "triple-net" rent, without deduction or offset. It is the intent of the parties that the rent provided in this Lease shall be absolutely net to Landlord, and that, expect as otherwise expressly provided in this Lease, Tenant shall pay all costs and charges of every kind and nature incurred for, against, or in connection with the Premises which may arise or become due from and after the Recordation Date and during the term hereof. Provided, however, that nothing herein shall be construed to require Tenant to pay any installment of interest or principal owing on any encumbrance against the Del Ranch Property for which Landlord is the obligor. All such costs and charges at the commencement and the end of the term of this Lease shall be appropriately prorated between the parties.

         7. Use.

            7.1. Tenant shall continuously use and permit the use of the Premises only for the construction, maintenance and operation of the Del Ranch Facility, substan-

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tially in accordance with the Plans and Specifications and any "as-built" plans and as contemplated by the Operating Agreements.

            7.2. This Lease is and shall be subject and subordinate to the rights reserved by Landlord with respect to the Premises as set forth in Section 2 hereof.

            7.3. Tenant shall, at Tenant's expenses promptly comply in all material respects with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Tenant of the Premises. Tenant shall conduct its business in a lawful manner and shall not use or permit the use of the Premises in any manner that will create unnecessary waste of assets or a nuisance.

            7.4 Without limiting the generality of the foregoing Tenant shall, at Tenant's expense, comply with all applicable federal, state, regional and local environmental statutes, ordinances, rules, regulations and orders now in effect or which may hereafter come into effect including, without limitation, the Resource Conversation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, the California Hazardous Waste Control Act, the California Hazardous Substance Act, the Porter-Cologne Water Quality Control Act and any all regulations promulgated pursuant thereto.

            7.5 Tenant agrees to indemnify, defend by counsel reasonably acceptable to Landlord, and hold harmless Landlord, its subsidiaries, affiliates, successors and assigns and their respective directors, officers, employees, shareholders, representatives and agents from and against and in respect of any and all claims, damages (including, without limitation, diminution in value), losses, liabilities and expenses, lawsuits, deficiencies, interest, penalties, attorneys'fees and all amounts paid in defense or settlement of the foregoing whether or not arising out of third-party claims, which may be imposed upon or incurred by Landlord or asserted against Landlord by any other party or parties in connection with any violation of the provisions of this Section 7 arising out of, resulting from, or attributable to, the assets, business, or operations of Tenant at the Del Ranch Property. Tenant's obligations pursuant to this subsection shall exist regardless of whether Landlord is alleged or held to be strictly or jointly and severally


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liable, unless such liability is by reason of the Landlord's gross negligence or willful misconduct.

            7.6 Without in any way limiting the scope of Tenant's obligations under the indemnification provisions of this Section 7, but subject to Landlord's obligation under Section 2 hereof to pay all direct and indirect costs associated with Landlord's exercise of the rights reserved to it in
Section 2 hereof, Tenant will be responsible for all investigations, studies, cleanup, corrective action or response or remedial action required by any local, state or federal government agency now or hereafter authorized to regulate environmental or other matters or by any consent decree, or court or administrative order now or hereafter applicable to the Del Ranch Property, or by any federal, state or local law, regulation, rule or ordinance now or hereafter in effect.

            7.7 As between Landlord and Tenant, Tenant shall have the responsibility and right to participate in the management and control of all investigations and any environmental cleanup, remediation, or related activities. Tenant, however, may not negotiate with, fulfill any requirements or claims made by a governmental entity or third party settle or contest such requirement or third-party claim without the express approval of Landlord, and Landlord shall have the right to participate fully in any and all meetings, negotiations or decisions relevant to the investigation or remediation of the violation of the provisions of this Section 7 at the Del Ranch Property.

            7.8 Tenant hereby accepts the Premises in its condition existing as of the Recordation Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and all exceptions set forth in the Del Ranch Property Preliminary Title Report and other matters of record or otherwise disclosed to Tenant prior to the date hereof, and accepts this Lease subject thereto. Tenant acknowledges that is has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Landlord nor Landlord's agent or agents has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

          8. Maintenance, Repairs, Alterations.

            8.1 Throughout the term, Tenant shall, at Tenant's sole cost and expense, maintain the Premises and the Del Ranch Facility in good condition and repair, ordinary wear and tear excepted, in accordance with all applicable laws, rules, ordinances, orders and regulations of (a) federal, state, county, municipal and other governmental


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agencies and bodies having or claiming jurisdiction and all their respective departments, bureaus, and officials, (b) any insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, and (c) any insurance company insuring all or any part thereof.

            8.2 Except a provided below, and subject to the provisions of the Project Lender's Loan Documents, Tenant shall promptly and diligently repair, restore and remedy all damage to or destruction of all or any part of the Del Ranch Facility, if the cost of the work so required does not exceed fifty percent (50%) of the entire replacement value of all such improvements; provided, however, that Tenant shall have no obligation to repair, restore and remedy any such damage or destruction arising out of the gross negligence or willful misconduct of Landlord unless the gross negligence or willful misconduct of Tenant contributes to such damage or destruction, in which case the cost of repairs, restoration and remedial work shall be apportioned among Landlord and Tenant in direct proportion to their respective culpability with respect to such damage or destruction. If the cost does exceed fifty percent (50%) of the entire replacement value of all such improvements, Tenant may nevertheless repair, restore and remedy the same, or may by notice given within sixty (60) days after the date on which the damage or destruction occurs elect instead to raze the improvements damaged or destroyed. Within ninety (90) days after such notice, Landlord may by notice elect to repair, restore and remedy such damage or destruction at landlord's cost and expense, and Tenant shall not raze the improvements until the expiration of the time for Landlord's notice of election.

            8.3. Tenant has the right to contest by appropriate judicial or administrative proceedings, without cost or expense to Landlord, the validity or application of any law, ordinance, order, rule, regulation or requirement (collectively called "law") that Tenant repair, maintain, alter or replace any improvements in whole or in part, and Tenant shall not be in default for failing to do such work until a reasonable time following final determination of Tenant's contest. If requested by Landlord, Tenant shall first furnish to Landlord a bond, satisfactory to Landlord in form, amount and insurer, guaranteeing compliance by Tenant with the contested law and indemnifying Landlord against all liability that Landlord may sustain by reason of Tenant's failure or delay in complying with the law. Landlord may, but is not required to, contest any such law independently of Tenant. Landlord may, and if requested by Tenant shall, join in Tenant's contest.

            8.4. Landlord's approval is not required for Tenant's minor alterations or additions to any improvements with a Construction Cost not exceeding $7,500,000. "Construction Cost" includes all costs that would constitute

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the basis of a valid claim or claims under the mechanics' lien laws, including costs for any demolition or removal of existing improvements or parts thereof, as well as costs for preparation, construction and completion of all new improvements. All alterations or additions with a Construction Cost in excess of $7,500,000 shall require Landlord's prior written consent.

            8.5. Tenant shall use only reputable licensed contractors in making any alterations or additions, and Landlord may require Tenant to provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for any mechanic's and materialmen's liens to insure completion of the work. Should Tenant make any alterations or additions without the prior written consent of Landlord where such consent is necessary, or use other than a reputable licensed contractor, Landlord may, at any time during the term of this Lease, require that Tenant remove any part or all of the same.

            8.6. Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Del Ranch Property or any interest therein.

            8.7. Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any alteration or additions to the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against and same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Del Ranch Property, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand, indemnifying Landlord against liability for the same and holding the Del Ranch Property free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in such action, if Landlord shall decide it is to Landlord's best interest so to do.

            8.8 All alterations and additions which may be made to the Premises by Tenant shall be made and done in a good and workmanlike manner and of good quality and materials, and, subject to the provisions of Sections 8.11 and 8.13 hereof, shall be the property of Landlord at the expiration of the term of the Lease. Notwithstanding the

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provisions of this Section, and provided that Tenant is not in default under this Lease, Tenant's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the Property of Tenant and may be removed by Tenant, subject to the provisions of Section 8.11 hereof.

            8.9. Promptly upon completion of any alterations or additions to the Premises, Tenant shall provide Landlord with two (2) sets of "as-built" plans and specifications.

            8.10. Subject to Landlord's right to require the Decommissioning of the Del Ranch Facility pursuant to Sections 8.11 and 8.13 hereof, on the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises and all improvements thereon the Landlord, in good condition and repair, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioraion of the Premises or improvements shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Tenant. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, alterations, furnishings and equipment.

            8.11. Notwithstanding any other provision in this Lease to the contrary, in the event the Del Ranch Facility or the Premises is wholly or partially damaged or destroyed on or after the date which is exactly five (5) years prior to the date on which this Lease terminates pursuant to Section 4 hereof, and the cost to repair, restore or reconstruct the Del Ranch Facility and the Premises is at least $7,500,000, Tenant, not later than fifteen (15) days after the event causing such damage or destruction, shall give written notice to Landlord detailing the facts that qualify the casualty under this provision. Landlord, not later than fifteen (15) days following receipt of such notice from Tenant, shall by written notice to Tenant inform Tenant whether (a) Landlord desires the Decommissioning by Tenant of the Del Ranch Facility and the Premises or (b) Landlord desires the surrender by Tenant of the Del Ranch Facility and the Premises at the end of the term of this Lease. In the event Landlord elects to have Tenant Decommission the Del Ranch Facility and the Premises pursuant to the provisions of this Section 8.11, (a) Tenant shall forthwith commence such Decommissioning and shall diligently proceed until such Decommissioning is complete, (b) Tenant shall have the right to all proceeds of insurance received on account of such casualty and (c) Tenant shall surrender the Premises to Landlord immediately after such Decommissioning and this Lease and all of Tenant's obligations hereunder shall terminate except for Tenant's obligations to indemnify


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            Landlord pursuant to Section 7.3 hereof and to pay any rent which accrued pursuant to Section 5 hereof. In the event Landlord elects to have Tenant surrender the Del Ranch Facility and the Premises to Landlord at the end of the term of this Lease, then the provisions of Section 8.13 shall cease to be effective and Tenant shall forthwith commence to repair, restore and reconstruct the Del Ranch Facility and the Premises in the manner and subject to the terms provided in Section 8.2 hereof.

            8.12. Except as provided in Section 8.13 hereof, all improvements constructed by Tenant on the Premises shall, at the expiration of the term or earlier termination of this Lease, without compensation to Tenant, become Landlord's property free and clear of all claims to or against them by Tenant or any third person, and Tenant shall defend and indemnify Landlord against all liability and loss arising from any such claims or from Landlord's exercise of the rights conferred by this Section.

            8.13. At the expiration or earlier termination of the term, Landlord may, at Landlord's election, demand the removal from the Premises of any or all fixtures or improvements or both (a "Decommissioning"), as specified in the notice provided below. A demand to take effect at the normal expiration of the term shall be effected by notice given at any time not later than nine
(9) months before the expiration date. A demand to take effect on any other termination of this Lease shall be effected by notice given in or concurrently with notice of such termination or within thirty (30) days after such termination. Tenant shall comply with the notice on or before the expiration date for normal termination, and within ninety (90) days after the notice for other terminations. The duty imposed by this provision includes, but is not limited to, the duty to demolish and remove all foundations, fix all excavations, return the surface to grade, and leave the Premises safe and free from debris and hazards, in a safe manner, in accordance with good operating practice and in compliance with all applicable laws and regulations of any governmental authority having jurisdiction over such operations. In the event Landlord elects to require such Decommissioning by Tenant, Tenant shall be entitled to all fixtures and improvements as Decommissioned.

          9. Assignment and Subletting. Subject to the provisions of Section 10 hereof, Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, without Landlord's prior written consent, which consent Landlord shall not unreasonably withhold.


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          10. Rights of Lender.

            10.1. Notwithstanding any other provision in this Lease to the contrary, Tenant may, from time to time, without notifying or obtaining the consent of Landlord, hypothecate, mortgage, pledge or alienate Tenant's interest in this Lease to the Project Lender. The Project Lender shall give prompt written notice to Landlord of (i) its entering into a credit agreement evidencing the Project Lender's Loan and the total amount of funds available thereunder, or of the nature of the transaction, (ii) any amendments to said credit agreement and (iii) the Project Lender's address for notices hereunder; provided, however, that any failure by the Project Lender to give such notice shall not be grounds for denying the Project Lender the rights and protections provided in this Section 10.

            10.2. For the protection of the Project Lender, Landlord agrees as follows:

                 10.2.1. Landlord shall not accept any abandonment of this Lease, nor shall Landlord consent to any amendment, modification or termination hereof, provided, that Landlord has received actual or constructive notice of the Project Lender's Lien, unless and until Tenant presents evidence to Landlord that Tenant has obtained the prior written consent of the Project Lender.

                 10.2.2. The Project Lender shall have the right, but not the obligation, at any time prior to the expiration or earlier termination of this Lease, and without payment of any penalty, to make any payments due hereunder, and to do any other act or thing required of Tenant hereunder, and to do any act or thing that may be necessary and proper to be done in the performance and observance of the terms hereof to prevent any default under or termination of this Lease. All payments so made and all things so done and permfored by the Project Lender shall be as effective to prevent any default under or termination of this Lease as they would have been if made, done and performed by Tenant instead of by the Project Lender. Landlord hereby agrees that upon Landlord's receipt of any notice in the nature of a notice of default with respect to any obligation of Landlord under the Geothermal Leases, Landlord shall immediately deliver a copy of such notice to Tenant and to the Project Lender provided that Landlord has received actual or constructive notice of the Project Lender's Lien.

                 10.2.2. Tenant shall not be in default under this Lease unless Tenant fails to perform the obligations required of it hereunder within the time periods set forth herein, including all applicable cure periods. If Tenant fails to cure any default within the time so provided, then upon written notice from Landlord to the Project

Lender, the Project Lender shall have an additional ninety (90) days to cure such default; provided, however, that if such default cannot reasonably be cured within such additional ninety (90) day period, then the Project Lender shall have such additional time to cure the default as is reasonably necessary under the circumstances, so long as (a) the Project Lender shall have fully cured within such ninety (90) day period any default in the payment and performance of any monetary or other obligations of Tenant hereunder that do not require possession of the Premises and shall thereafter continue to faithfully perform all such monetary and other obligations, (b) the Project Lender shall have acquired Tenant's interest hereunder or commenced foreclosure or other appropriate proceedings in the nature thereof within such period or prior thereto, and shall be diligently prosecuting any such proceedings to completion, and (c) the Project Lender shall take all reasonable measures within its control (including steps to obtain control) to continue Tenant's operations of the Del Ranch Facility under this Lease. All rights of Landlord to terminate this Lease as a result of the occurrence of any default by Tenant shall be subject to, and expressly conditioned upon, (i) the Project Lender's having received the notice specified above in this Section 10.2.3, and (ii) the project Lender's having failed to remedy such default or to acquire Tenant's interest hereunder or commence foreclosure or other appropriate proceedings or to take reasonable measures to continue Tenant's operations of the Del Ranch Facility as set forth in this Section 10.2.3.

            10.2.4. Any default by Tenant under this Lease that cannot be remedied by the Project Lender shall nevertheless be deemed to have been remedied if (a) within ninety (90) days after receiving written notice from Landlord setting forth the nature of such default, or prior thereto, the Project Lender shall have acquired Tenant's interest hereunder or shall have commenced foreclosure or other appropriate proceedings in the nature thereof,
(b) the Project Lender shall diligently prosecute any such proceedings to completion, (c) the Project Lender shall have taken reasonable measures within its control (including steps to obtain control) to continue Tenant's operations of the Del Ranch Facility in accordance with the terms of this Lease, (d) the Project Lender shall have fully cured within such ninety (90) day period any default in the payment and performance of any monetary or other obligations of Tenant hereunder that do not require possession of the Premises and shall thereafter continue to faithfully perform all such monetary and other obligations, and (e) after gaining possession of the Premises, the Project Lender shall perform all obligations of Tenant hereunder and which arise thereafter.

            10.2.5. If the Project Lender is prohibited by any process or injunction issued by any court or by reason of any action of any court having jurisdiction over any bankruptcy, reorganization, insolvency or other debtor-relief proceeding involving Tenant, from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, then the times specified in Sections 10.2.3 and 10.2.4 hereof for commencing or prosecuting such foreclosure or other proceedings shall be extended for the period of such prohibition; provided, however, that the Project Lender shall have fully cured any default in the payment or performance of any monetary or other obligations of Tenant under this Lease that do not require possession of the Premises, and shall continue to pay and perform such monetary and other obligations as and when they fall due, and shall have taken reasonable measures within its control (including steps to obtain control) to continue Tenant's operations of the Del Ranch Facility.

            10.2.6. Landlord shall mail or deliver to the Project Lender a duplicate copy of any and all written notices that Landlord may from time to time give to or serve upon Tenant pursuant to the provisions hereof, and such copies shall be mailed or delivered to the Project Lender at, or as near as possible to, the same time such notices are given to or served upon Tenant. No notice by Landlord to Tenant hereunder shall be deemed to have been given unless and until a copy thereof shall have been mailed or delivered to the Project Lender.

            10.2.7. Foreclosure of the Project Lender's Lien or any sale thereunder, whether by judicial proceedings or otherwise, or any conveyance or transfer of the interest of Tenant under this Lease from Tenant to the Project Lender through, or in lieu of, foreclosure or other appropriate proceedings in the nature thereof, shall not require the consent of Landlord or constitute a breach of any provision of or a default under this Lease, and upon such foreclosure, sale or conveyance Landlord shall recognize the Project Lender, or any other foreclosure sale purchaser, as Tenant hereunder. In the event the Project Lender becomes the Tenant under this Lease as provided herein, then the Project Lender shall be personally liable for the obligations of Tenant under this Lease only for the period of time that the Project Lender remains Tenant hereunder, and the Project Lender shall have the right to assign this Lease thereafter without any restriction otherwise imposed on Tenant hereunder; provided, however, that the assignee of the Project Lender shall have expressly assumed all of the obligations of Tenant hereunder. Notwithstanding any other provision of this Lease, in the event that the Project Lender (a) performs any monetary or other obligation of Tenant under this Lease, (b) acquires any portion of the right, title or interest in the leasehold estate created by this Lease, (c) continues Tenant's operations of the Premises under this Lease and/or (d) becomes personally liable to Landlord hereunder, then the Project Lender's obligations and liability to Landlord shall be limited by and to the Project Lender's right, title and interest, if any, in the leasehold estate created by this Lease, and Landlord shall have no recourse against the Project Lender in excess of, and other than to proceed against, such right, title and interest, if any, in the leasehold estate created by this Lease, and Landlord shall have no recourse against the Project Lender in excess of, and other than to proceed against, such right, title and interest.

            10.2.8. Upon Landlord's receipt of any notice in the nature of a notice of default with respect to any obligation of Landlord secured by any lien upon the Premises, Landlord shall immediately deliver a copy of such notice to Tenant and to the Project Lender. If and whenever the Project Lender shall deem it necessary or appropriate to do so in order to protect its rights under this Lease, it may, at its option, pay and discharge any mortgage or other lien (including, without limitation, the lien of general or special property taxes or special assessments) attached to the Premises or any portion thereof, and in such event it shall be subrogated to all the rights of the mortgagee, beneficiary, owner or holder of such mortgage or other lien.

            10.2.9. In the event that this Lease is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding or is terminated for any other reason (except as a result of a default hereunder which was curable hereunder but which was not appropriately cured as provided herein) and if, within sixty (60) days after such rejection or other termination, the Project Lender shall so request, Landlord will execute and deliver to the Project Lender a new ground lease of the Del Ranch Property. Such new ground lease shall be for a term equal to the remainder of the term of this Lease before giving effect to such rejection or other termination, and shall contain the same covenants, agreements, terms, provisions and limitations as contained in this Lease (except for any requirements which shall have been fulfilled by Tenant prior to such rejection or other termination). Landlord shall, at the expense of the Project Lender and at no expense to Landlord, cooperate with the Project Lender and take such action in compliance with law as Project Lender shall reasonably request to remove Tenant from the Del Ranch Property.

            10.2.10. Landlord and Tenant acknowledge, agree and covenant that notwithstanding the union of the fee simple title with any right, title or interest in the leasehold estate created hereby or under any other document or instrument in Landlord, Tenant, Project Lender, or any other Person or entity, whether by purchase or otherwise, it is the declared intention of the parties hereto that the separation of the fee simple estate and the leasehold estate shall be maintained and a merger shall not take place without the prior written consent of the Project Lender.

            10.3. Tenant and Landlord shall cooperate in including herein, by suitable amendment from time to time, any provision which any Project Lender or proposed Project Lender reasonably requests for the purpose of implementing the Project Lender-protective provisions contained in this Section 10 and affording the Project Lender or proposed Project Lender reasonable protection of its Project Lender's Lien in the event of a default by Tenant. Tenant and Landlord each agree to execute and deliver (and to acknowledge, if necessary for recording purposes) any document or instrument necessary to give effect to any such provision.

            10.4. The Project Lender's mortgage documents shall contain provisions that all notices of default under the note and related documents must be sent to Landlord as well as Tenant, and that Landlord shall have the right to cure any default after the time for Tenant to cure it has expired. Neither Landlord's right to cure any default nor any exercise of such a right shall constitute an assumption of liability under the note or related documents.

            10.5. On the recording of the Project Lender's Lien, Tenant shall, at Tenant's expense, cause to be recorded in the office of the County Recorder of Imperial County, California, a written request executed and acknowledged by Landlord for a copy of all notices of default and all notices of sale under the Project Lender's Lien as provided by the statutes of the State of California. Inclusion in the body of the recorded Project Lender's Lien itself of a request for notice having the effect described above shall constitute compliance with this provision.

            10.6. On the commencement of the term, the fee title to the Premises shall be free and clear of all mortgage liens other than those expressly agreed to in accordance with this Lease. Thereafter, any mortgage placed on the Premises by Landlord shall be subject to this Lease, to any mortgage then in existence on the leasehold estate as permitted by this Lease, and to Tenant's right as permitted by this Lease subsequently to encumber the leasehold estate.

          11. Insurance. So long as the Credit Facility remains a valid and binding obligation of Tenant, Tenant shall procure and maintain such policies of insurance in such amounts as are necessary to comply with the Insurance Requirements. After such time as the Credit Facility ceases to be a valid and binding obligation of Tenant or otherwise terminates in accordance with its terms, Tenant shall procure and maintain, for the remainder of the term of this Lease, such policies of insurance, in such amounts, as Landlord shall reasonably request, but in no event shall Tenant be required to procure and maintain insurance in excess of the Insurance Requirements.

          12. Condemnation. In the event of a taking by eminent domain or by inverse condemnation for any public or quasi-public use under any statute, the proceeds therefrom shall be distributed (a) first, to Tenant to the extent of all amounts necessary to pay in full the Project Lender's Loan and (b) second, to the parties hereto in accordance with their interests as they may appear.

          13. Default and Remedies.

            13.1 Subject to the provisions of Section 10 hereof, the occurrence of any one or more of the following events shall constitute a material default by Tenant under this Lease:

                 13.1.1. The vacation or abandonment of the Premises by Tenant for a continuous period of sixty (60) days or more, whether or not the rent is paid.

                 13.1.2. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) business days after written notice thereof from Landlord to Tenant.

                 13.1.3. The failure by Tenant to observe or perform any of the material covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in Sections 13.1.1 and 13.1.2 above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently pursued such cure to completion.

                 13.1.4. The making by Tenant of any general arrangement or general assignment for the benefit of creditors; Tenant's becoming a "debtor" as defined in 11 U.S.C. section 101 or any successor statute thereto, unless, in the case of a petition filed against Tenant, the same is dismissed within sixty
(60) days after filing; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored within sixty
(60) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days. In the event that any provision of this Section 13.1.4 is contrary to any applicable law, such provision shall be of no force or effect.

            13.2. Subject to the provisions of Section 10 hereof, in the event of any material default or breach of this Lease by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

                 13.2.1. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate, and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including, but not limited to: (a) the unpaid rent which had been earned at the time of termination; (b) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (c) the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all of the detriment approximately caused by the Tenant's failure to perform its obligations under this Lease.

                 13.2.2. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                 13.2.3. Use Tenant's personal property and trade fixtures without compensation and without liability for their use or damage, or store them for the account of and at the cost of Tenant. The election of one remedy for any one item of personal property or trade fixtures shall not foreclose an election of any other remedy for another item or for the same item at a later time.

                 13.2.4. Pursue an other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of California.

                 13.3. After expiration of the applicable time for curing a particular default, or before the expiration of that time in the event of emergency, Landlord may at

Landlord's election, but shall not be obligated to, make any payment required of Tenant under this Lease or under any note or other related loan document pertaining to the financing of improvements on the Premises, or perform or comply with any covenant or condition imposed on Tenant under this Lease or any such note or related loan document, and any amount so paid, plus the reasonable cost of any such performance or compliance, shall be deemed to be additional rent payable by Tenant with the next succeeding installment of rent. No such act shall constitute a waiver of default or of any remedy for default or render Landlord liable for any loss or damage resulting from any such act.

                 13.4 Landlord shall not be in default in the performance of its obligations under this Lease unless Landlord fails to perform obligations required of Landlord within sixty (60) days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than sixty (60) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such sixty (60) day period and thereafter diligently pursues the same to completion.

                 13.5. Tenant hereby acknowledges that late payment by Tenant to Landlord of any installment of rent or any other sum due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, or prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          14. Estoppel Certificates.

                 14.1 Either party hereto (the "Responding Party") shall, at any time upon not less than ten (10) days prior written notice from the other party hereto or from the Project Lender (the "Requesting Party"), execute, acknowledge and deliver to the Requesting Party a statement in writing (a) certifying, as applicable, that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which any payments due hereunder are paid, (b) acknowledging that there are not, to the Responding Party's knowledge, any uncured defaults hereunder on the part of the other party hereto (or specifying such defaults if any are claimed), and (c) setting forth such other information reasonably and customarily included in estoppel certificates as may be requested by the Requesting Party and known to the Responding Party. Any such statements may be conclusively relied upon by any prospective purchaser or encumbrancer of this Lease. The failure of the Responding Party to deliver such statement within such time shall be conclusive upon such Responding Party that
(i) this Lease is in full force and effect and has not been modified, and (ii) there are no uncured defaults in the performance of the other party hereto.

          15. Landlord's Liability. The term "Landlord" as used herein shall mean only the owner or owners, at the time in question, of fee title to the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and, in case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee.

          16. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

          17. Interest on the Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the greater of (a) ten percent (10%) per annum, or (b) five percent (5%) per annum above the discount rate established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 or 13(a) of the Federal Reserve Act as in effect on the 25th day of the month preceding the date of this Lease, from the date due until fully paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

          18. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

          19. Additional Rent. All monetary obligations of Tenant to Landlord under the terms of this Lease shall be deemed to be rent.

          20. Incorporation of Prior Agreements. This Lease and the related documents referred to herein specifically by name contain all agreements of the parties with respect to the subject matter of this Lease. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective.

          21. Amendments. This Lease may be amended in writing only, signed by the parties in interest at the time of the amendment.

          22. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by registered or certified mail, and shall be deemed sufficiently given if delivered or addressed to Tenant or to Landlord at the address noted below. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight (48) hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes.

          To Landlord:

                  Magma Power Company
                  11770 Bernardo Plaza court
                  Suite 366
                  San Diego, California 92128

          To Tenant:

                  Del Ranch, Ltd., a California
                     limited partnership
                  c/o Red Hill Geothermal, Inc.
                  480 West Sinclair Road
                  Calipatria, California 92233

          23. Force Majeure.

            23.1. Neither Landlord nor Tenant shall be liable in damages to the other for any act, omission or circumstance ("Event of Force Majeure") occasioned by or in consequence of any acts of God, acts of the public enemy wars, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, storms, floods, civil disturbances, explosions, sabotage, the binding order of any court or governmental authority which has been contested in good faith, Federal, State or local laws, or other event or circumstance not within the control of such party preventing such party from performing its obligations hereunder, whether caused or occasioned by, or happening on account of, the act or omission of one of the parties, not within the control of the party claiming suspension and which by the exercise of due diligence such party is unable to prevent or overcome.

                 23.1.1. Such Events of Force Majeure shall not relieve
Landlord or Tenant of liability in the event of either party's concurring negligence or in the event of either party's failure to use due diligence to remedy the situation and to remove the cause in an adequate manner and with all reasonable dispatch, nor shall such Events of Force Majeure relieve either party of liability unless such party shall give notice and full particulars of the same in writing to the other party within ten (10) days of the occurrence relied on. In no event, however, shall an Event of Force Majeure relieve Tenant from the obligation of making payments due under this Agreement at the time of such occurrence. The parties agree that should any Event of Force Majeure remain in existence for a period of six (6) months, this Agreement may be terminated by the party not claiming suspension of this Agreement under such Event of Force Majeure upon the giving of written notice by such party to the other party and any Project Lender; provided, however, that such six (6) month period shall be extended for a reasonable time so long as throughout such six (6) month period the party claiming suspension of this Lease under the Event of Force Majeure has diligently proceeded to terminate the Event of Force Majeure and continues to do so throughout such extension.

          24. Waivers. No waiver by Landlord or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provisions. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant.

          25. Acceptance of Rent. The acceptance of rent hereunder by the Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

          26. Holding Over. If Tenant, with Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Tenant, except that the rent payable shall be one hundred fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease.

          27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

          28. Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

          29. Binding Effect. Subject to any provisions hereof restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors and assigns.

          30. Choice of Law. This Lease shall be governed by the laws of the State of California. This Agreement shall be construed equally as against the parties hereto, and shall not be construed against the party responsible for its drafting.

          31. Arbitration. All disputes arising under this Agreement shall be settled by arbitration. The party desiring such arbitration shall give written notice to that effect to the other party and in such notice shall appoint as an arbitrator a disinterested person of recognized competence in the area at issue. All selections of an arbitrator shall be subject to the consent of any Project Lender, but only if the Project Lender notifies the parties that it desires to approve the selection of an arbitrator, and such consent shall not be unreasonably withheld. Within fifteen (15) days thereafter, the other party shall, by written notice to the originating party, appoint a second person similarly qualified as the second arbitrator. The arbitrators thus appointed shall appoint a third person similarly qualified as the third arbitrator, and such three arbitrators shall as promptly as possible determine such matter with the parties, each being entitled to present evidence and argument to the arbitrators; provided, however, that:

         (i) if the second arbitrator shall not have been appointed as aforesaid, the first arbitrator shall determine such matter; and

         (ii) if the two arbitrators appointed by the party shall be unable to agree upon the appointment of a third arbitrator within fifteen (15) days after the appointment of the second arbitrator, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third arbitrator within fifteen (15) days thereafter, then within ten (10) days thereafter, either of the parties upon written notice to the other party may apply for such appointment to the Federal District Court or County Superior Court in San Diego, California.

          The arbitrator or arbitrators shall only interpret and apply the terms and provisions of this Agreement and shall not change any such terms or provisions or deprive either party of any right or remedy expressly or impliedly provided for in this Agreement.

          The determination of the majority of the arbitrators or the sole arbitrator, as the case may be, shall, to the extent permitted by law, be conclusive upon the parties. The arbitrator or arbitrators shall give written notice to the parties stating their determination, and shall furnish to each a copy of such determination signed by them. In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided for the appointment of the arbitrator so failing, refusing or unable to act.

          32. Attorney's Fees. If either party hereto commences litigation or arbitration for the judicial or other interpretation, enforcement, termination, cancellation or rescission hereof, or for damages for the breach hereof, the prevailing party in any such action, trial, arbitration or appeal thereon shall be entitled to its reasonable attorneys' fees and court, arbitration and other costs incurred, to be paid by the losing party as fixed by the court or arbitrator in the same or a separate suit, and whether or not such action is pursued to decision or judgment.

          33. Landlord's Access. Landlord and its agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Landlord, taking safety measures and exercising rights expressly reserved by Landlord under this Lease, as long as there is no material adverse effect to Tenant's use of the Premises. All activities of Landlord pursuant to this Section shall be without abatement of rent, nor shall Landlord have any liability to Tenant for the same.

          34. Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, or a termination by Landlord, shall not work a merger, but shall, at the option of Landlord, terminate any or all existing subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord or any or all of such subtenancies.

          35. Quiet Possession. Upon Tenant's paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premise for the entire term hereof subject to all of the provisions of this Lease.

          36. Security Measures. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises. Tenant assumes all responsibility for the protection of Tenant, its agents, invitees and their property from the acts of third parties.

          37. Easements and Maps. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desireable, and to cause the recordation of maps or restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises or the operation of the Del Ranch Facility by Tenant. Tenant shall sign any of the aforementioned documents reasonably requested by Landlord and failure to do so within such period of time as constitutes a reasonable period of time to review such documents shall constitute a material default under this Lease by Tenant without the need for further notice to Tenant.

          38. Exhibits, Addenda. All exhibits and addenda to which reference is made in this Lease are incorporated in this Lease by the respective references to them, whether or not they are actually attached, provided they have been signed or initialed by the parties.

          39. Tenant's Duty to Surrender. At the expiration or earlier termination of the term, Tenant shall surrender to Landlord the possession of the Premises. If Tenant fails to surrender the Premises at the expiration or earlier termination of this Lease, Tenant shall defend and indemnify Landlord from all liability and expense resulting from the delay or failure to do so, including, without limitation, claims made by any succeeding tenant founded on or resulting from Tenant's failure to do so.

          40. Memorandum of Lease. A Memorandum of this Lease shall be recorded. The parties shall execute the Memorandum in such form and substance as may be required by the title insurance company insuring Tenant's leasehold estate or the interest of any Project Lender, sufficient to give constructive notice of the Lease to subsequent purchasers and mortgagees.

          IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

                                LANDLORD:

                                     MAGMA POWER COMPANY, a Nevada
                                     corporation

                                          By: /s/ Arnold L. Johnson
                                             -----------------------------------
                                              Its: President
                                                  ------------------------------
                                          By: /s/ Jan R. Peele
                                             -----------------------------------
                                              Its: Secretary
                                                  ------------------------------


                                TENANT:

                                      DEL RANCH, LTD., A CALIFORNIA LIMITED
                                      PARTNERSHIP, a limited partnership
                                      organized under the laws of the State of California

                                          By: RED HILL GEOTHERMAL, INC., a
                                          Delaware corporation, its
                                          General Partner

                                          By: /s/ Russ L. Gerny
                                             -----------------------------------
                                              Its: President
                                                  ------------------------------
                                          By: /s/ Charles C. Bowle
                                             -----------------------------------
                                              Its: Asst. Secretary
                                                  ------------------------------

                                  EXHIBIT "A"

                      Description of the Del Ranch Property


That portion of the Southeast Quarter of the Southeast Quarter of Section 33, Township 11 South, Range 13 East, San Bernardino Meridian, County of Imperial, State of California, according to the Official Plat thereof shown as Parcel 2 on Parcel Map M-1356, on file in Book 5, Page 74 of Parcel Maps in the Office of the County Recorder of Imperial County.

Excepting therefrom, minerals, either in solid or liquid form, geothermal steam, naturally heated water, and thermal energy below a depth of 500 feet from the surface of said land, as reserved by Roy B. Woolsey and Louise J. Woolsey, in the Deed recorded October 30, 1974 in Book 1368 Page 960, Official Records, without, however, the right to enter the area within 500 feet of the surface of the ground, nor endanger or interfere with the operation, maintenance or repair of the facilities located within or upon said land.

                                  SCHEDULE "Z"

          "Additional Power Production Facilities" means power production geothermal electrical generating facilities developed in the SSKGRA which Process Reserved Geothermal Brine to produce electrical energy.

          "Administration Fee" means the payments to be made to Red Hill provided for in Section 6 of the Administrative Services Agreement.

          "Administrative Services Agreement" means that certain Administrative Services Agreement dated as of March 14, 1988, as the same may be amended from time to time, by and between Red Hill and Del Ranch, Ltd., pursuant to which Red Hill will provide certain administrative and management services to Del Ranch, Ltd. in connection with the operation of the Del Ranch Facility.

          "Affiliate" means, when used with reference to a specified Person, (a) any Person who directly or indirectly controls, is controlled by or is under common control with the specified Person, (b) any Person who is an officer, partner or trustee of, or serves in a similar capacity with respect to, the specified Person, or for which the specified Person is an officer, partner or trustee or serves in a similar capacity, (c) any Person who, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified Person, or of which the specified Person, directly or indirectly, is the owner of 10% or more of any class of equity securities, and (d) any relative of the specified Person.

          "Average Annual Energy Price" means an amount equal to the sum of (i) 2/3 multiplied by the average of the quarterly Time Period Weighted Average Proposed Avoided Cost Energy Winter Prices released by SCE for the calendar year in which the calculation is being made, plus (ii) 1/3 multiplied by the average of the quarterly Time Period Weighted Average Proposed Avoided Cost Energy Summer Prices released by SCE for the calendar year in which the calculation is being made. In the event that the Time Period Weighted Average Proposed Avoided Cost Energy Winter Prices and the Time Period Weighted Average Proposed Avoided Cost Energy Summer Prices are abandoned or changed materially or otherwise cease to be released by SCE on a quarterly basis, the parties shall select a substitute index to the end that the Average Annual Energy Price will reflect SCE's average annual avoided cost energy prices. In the event the parties fail to agree on a substitute index as provided in the immediately preceding sentence, the matter shall be submitted to an arbitrator in accordance with
Section 21 of the Operating and Maintenance Agreement and the arbitrator shall select the substitute index to be used.

          "Brine Minerals" means all mineral resources found in the Geothermal Brine, including, without limitation, mineral resources found in the Geothermal Brine Scale.

          "BTU Energy" means the heat value in British Thermal Units which can be extracted from Geothermal Brine.

          "Capacity" shall have the same meaning as that term has in the Del Ranch Power Purchase Contract.

          "Capital Contribution" has the same meaning as that term has in the Limited Partnership Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended (or any corresponding provision or provisions of succeeding law).

          "Construction Management Agreement" means that certain Construction Management and Asset Transfer Agreement dated as of March 14, 1988, as the same may be amended from time to time, by and between Magma and Del Ranch, Ltd., pursuant to which Magma will act as Del Ranch, Ltd.'s construction manager for the construction of the Del Ranch Facility.

          "Construction Management Fee" means the payments to be made to Magma provided for in Section 9 of the Construction Management Agreement.

          "Construction Manager" means Magma for purposes of the Construction Management Agreement.

          "Contract Capacity" shall have the same meaning as that term has in the Del Ranch Power Purchase Contract.

          "Conversion Date" shall have the same meaning as that term has in the Credit Facility.

          "Credit Facility" means that certain Secured Credit Agreement dated as of March 14, 1988, as the same may be amended from time to time, among Del Ranch, Ltd., the Banks listed on the signature pages thereto and Morgan Guaranty Trust Company of New York, as Agent.

          "Critical Parts and Equipment" means those certain equipment and parts delineated on Exhibit "A" to the Operating and Maintenance Agreement and such additional equipment and parts which the parties thereto agree, from time to time, should be added to the Critical Parts and Equipment listed on said Exhibit "A" to the Operating and Maintenance Agreement.

          "DCC" means The DOW Chemical Company, a Delaware corporation.

          "DEC" means DOW Engineering Company, a Delaware corporation.

          "Debt Service Reserve" means the reserve establishment pursuant to
Section 11.1 of the Operating and Maintenance Agreement.

          "Debt Service Reserve Account" means the segregated bank account established pursuant to Section 11.1 of the Operating and Maintenance Agreement.

          "Decommission," "Decommissioned" or "Decommissioning" means the obligations on the part of Del Ranch, Ltd., among other things, to remove all or a portion of the Del Ranch Facility and, with respect to production and injection wells and only to the extent allowed by applicable law, to cap such wells in lieu of removal from the Del Ranch Property and the Geothermal Lease Rights Properties in the event Magma elects to require such removal pursuant to Sections 8.11 and 8.13 of the Ground Lease and/or Section 3.1.4 of the Easement Agreement.

          "Decommissioning Reserve" means the reserve established pursuant to
Section 11.3 of the Operating and Maintenance Agreement.

          "Decommissioning Reserve Account" means the segregated bank account established pursuant to Section 11.3 of the Operating and Maintenance Agreement.

          "Del Ranch Facility" means that certain power production geothermal electrical generating facility being constructed pursuant to the Plans and Specifications and any "as-built" plans on the Del Ranch Property which, when completed, will have the capacity to convert BTU Energy from Geothermal Brine into electrical energy, together with the Supporting Equipment.

          "Del Ranch Facility Brine Requirement" means that amount of Geothermal Brine which, when Processed by the Del Ranch Facility, will yield the amount of BTU Energy reasonably required to generate 332,880,000 kilowatt hours per year of "Energy" as that term is defined in the Del Ranch Power Purchase Contract.

          "Del Ranch Facility Projected Project Cost" means the total projected cost of construction and development of the Del Ranch Facility as reflected on Exhibit "I" to the Construction Management Agreement.

          "Del Ranch, Ltd." means Del Ranch, Ltd., a California limited partnership, a limited partnership organized under the laws of the State of California, the general partners of which are Red Hill and Conejo Energy Company, a California corporation.

          "Del Ranch Power Purchase Contract" means that certain Power Purchase Contract dated February 22, 1984, as amended, and as the same may be amended from time to time, by and between Magma and SCE.

          "Del Ranch Property" means the parcel of real property more particularly described on Exhibit "A" to the Ground Lease, as that description may be modified from time to time pursuant to Section 3.3 of the Ground Lease.

          "Del Ranch Property Preliminary Title Report" means that certain Preliminary Title Report No. 105342 dated February 16, 1998 a copy of which is attached as Exhibit "L" to the Construction Management Agreement.

          "Development of the Del Ranch Facility" means the design, engineering, construction, testing and start-up of the Del Ranch Facility.

          "Distribution Dates" means each March 31 and September 30.

          "Dow Services Agreement" means that certain Financial and Technical Services Agreement dated March 27, 1987 by and between Magma and DCC, a copy of which is attached as Exhibit "A" to the Administrative Services Agreement.

          "Easement Agreement" means that certain Easement Grant Deed and Agreement Regarding Rights for Geothermal Development dated as of March 14, 1988, as the same may be amended from time to time, by and between Magma and Del Ranch, Ltd., pursuant to which the parties have provided for an "Easement to Develop Geothermal Rights" and related rights and obligations as described therein.

          "Energy Revenues" means all payments received by Del Ranch, Ltd. for the sale of electricity which payments represent the "Energy" (as that term is defined in the Del Ranch Power Purchase Contract) component of the payments received including, without limitation, (i) payments received by Del Ranch, Ltd. from SCE pursuant to the Del Ranch Power Purchase Contract (without deduction for payments made pursuant to the IID Transmission Line Agreement), (ii) all payments for Energy delivered both before and after the Firm Operation Date and below, at and above the "Contract Capacity" level (as that term is defined in the Del Ranch Power Purchase Contract) and (iii) all payments received by

Del Ranch, Ltd. in lieu of payments that would have been received for the Energy component of electricity that would have been produced but for the in lieu payments.

          "Engineer" means R.W. Beck and Associates, or their successors in the capacity of engineers and consultants with respect to the Development of the Del Ranch Facility and the operation of the Del Ranch Facility.

          "Excess Extracted Geothermal Brine" means Geothermal Brine extracted by Del Ranch, Ltd. in connection with the operation of the Del Ranch Facility which is in excess of the amount of Geothermal Brine needed to meet the Del Ranch Facility Brine Requirement.

          "Excess Unextracted Geothermal Brine" means all Geothermal Brine which is not needed for the operation of the Vulcan Facility and the Del Ranch Facility.

          "Extraordinary Services" means all of the services, materials, equipment and supplies to be performed or provided by Red Hill pursuant to
Section 3 of the Administrative Services Agreement.

          "Firm Operation Date" means the first day on which Firm Operation (as that term is defined in the Del Ranch Power Purchase Contract) occurs under the Del Ranch Power Purchase Contract.

          "Firm Operation Month" means the first month during which Firm Operation (as that term is defined in the Del Ranch Power Purchase Contract) occurs under the Del Ranch Power Purchase Contract.

          "Geothermal Brine" means the geothermal brine contained in the Del Ranch Geothermal Lease Unit.

          "Geothermal Brine Scale" means all deposits and residue including, without limitation, silica slurry, silica cake and sludge deposits on or in vessels or equipment in which Geothermal Brine is transported to or from, or Processed or stored in, the Del Ranch Facility.

          "Geothermal Lease Rights" means the rights in the Geothermal Lease Rights Properties held by Magma pursuant to the Geothermal Leases including, without limitation, certain rights of Magma to (i) that portion of the Geothermal Lease Rights Properties existing below the surface of the land including, without limitation, the right to extract and take Geothermal Brine therefrom and (ii) the Surface Properties including, without limitation, the right to enter upon certain portions of the Surface Properties for the purposes of (1) drilling exploratory, production and injection wells; (2) installing pipelines for the extraction of Geothermal

Brine; (3) extracting Geothermal Brine; and (4) constructing facilities designed to convert the heat energy in the Geothermal Brine to electrical energy for sale to public utilities.

          "Geothermal Lease Rights Properties" means the real property located within the SSKGRA, as more particularly described in Exhibit "A" to the Easement Agreement.

          "Geothermal Lease Rights Properties Preliminary Title Report" means, collectively, those certain Preliminary Title Report Nos. 105340 (Severe), 105341 (Del Ranch, Inc.), 105348 (Future Energy), 105344 (Ruchti/24 Leases), 105343 (Woolsey), 105345 (McKelvey), 105346 (Wiest) and 105347 (J.F.Baretta),
dated February 16, 1988, copies of which are attached as Exhibit "C" to the Easement Agreement.

          "Geothermal Leases" means those certain geothermal leases delineated on Exhibit "B" to the Easement Agreement.

          "Geothermal Lessors" means the parties identified as the "lessors," or their successors in interest, in each of the Geothermal Leases.

          "Grantee" means Del Ranch, Ltd. for purposes of the Easement
Agreement.

          "Grantor" means Magma for purposes of the Easement Agreement.

          "Ground Lease" means that certain Ground Lease dated as of March 14, 1988, as the same may be amended from time to time, by and between Magma and Del Ranch, Ltd., pursuant to which Magma leases to Del Ranch, Ltd. the Del Ranch Property.

          "Guaranteed Capacity Payment" means the payments to be made to Red Hill provided for in Section 13 of the Operating and Maintenance Agreement.

          "IID" means the Imperial Irrigation District, organized under the Water Code of the State of California.

          "IID Agreements" mean, collectively, (i) that certain Funding and Construction Agreement dated June 29, 1987, by and among the Imperial Irrigation District ("IID"), and certain "Participants" (as that term is defined in said Funding and Construction Agreement) including Magma, (ii) that certain Joint Funding Agreement dated June 29, 1987, by and among the "Participants" (as that term is defined in said Joint Funding Agreement) including Magma and (iii) any "IID Transmission Service Agreement For Alternative Resources" which may be entered into between IID and Del Ranch, Ltd., copies of which are attached as Exhibit "G" to the Construction Management Agreement.

          "Insurance Requirements" means policies of insurance, maintained by or on behalf of Del Ranch, Ltd. with insurance companies rated at least B+ by A.M. Best Company or such other insurance companies as may be acceptable to the agent for the Project Lender, of the following type, in the following amounts, and on the following terms:

         (i) at all times after completion of construction of the Del Ranch Facility, insurance on the Del Ranch Facility against all risks of physical loss or damage, including flood, earthquake (to the extent possible) and collapse and all other risks and perils normally covered in "all-risk" policies, for the full cost of repair or replacement (excluding the costs of the transmission lines, wells and Geothermal Brine pipelines);

         (ii) as soon as possible in the course of construction of the Del Ranch Facility and at all times after completion of construction of the Del Ranch Facility, boiler and machinery insurance written on a comprehensive form for the full repair and replacement value of the equipment at and of the Del Ranch Facility;

         (iii) at all times, comprehensive general liability insurance with a limit of no less than $1,000,000 combined single limit, bodily injury and property damage, for each occurrence;

         (iv) at all times, excess public liability insurance in the form of an umbrella policy which umbrella policy shall afford coverage of not less than $10,000,000 per occurrence over and above the coverage provided by the policies described above and the policy described in Exhibit "N" to the Construction Management Agreement;

         (v) on and after the Firm Operation Date, business interruption insurance covering, for an annual term, only amounts due (including, without limitation, interest, principal repayment and any other fees and expenses) on the Project Lender's Loan; and

         (vi) as soon as practicable after the agent for the Project Lender shall request, such other insurance with respect to the Del Ranch Facility in such amounts equal to the greater of such amount, and against such insurable hazards, (x) as Magma maintains with respect to other facilities similar to the Del Ranch Facility, which Magma owns or operates, (y) as is usually carried by corporations of established reputation operating similar properties and (z) as the agent for the Project Lender may from time to time reasonably request.

          Each insurance policy set forth above (a) shall (except for the liability insurance referred to in clause (iii) above, which shall name the Project Lender as an additional insured) insure the Project Lender's interests under the Project Lenders's Lien and shall provide that all insurance proceeds payable under such policy shall, until notice from the agent for the Project Lender to the contrary, be paid over directly to such agent for the benefit of the Project Lender, (b) shall provide that it cannot be cancelled or terminated without thirty days' prior written notice to such agent, (c) shall include waivers by the insurer of all claims for the payments by the Project Lender and such agent of insurance premiums, (d) shall (except for the liability insurance referred to in clause (iii) above) provide for losses to be payable to the Project Lender notwithstanding (i) any act or failure to act by the insured or violation by the insured of warranties, declarations or conditions contained in the policy, (ii) any foreclosure or sale or other proceeding relating to the Del Ranch Facility or construction work in progress or (iii) any change in the title to or ownership of the Del Ranch Facility or construction work in progress, (e) shall (except for the liability insurance referred to in clause
(iv) above, which shall have no deductible) provide for deductibles for (i) "all risk" coverage of no greater than $500,000 per occurrence, and (ii) business interruption coverage of no greater than sixty (60) days, and (f) shall be in all other respects satisfactory to the agent for the Project Lender.

          "Licensee" means Del Ranch, Ltd. for purposes of the Technology Transfer Agreement.

          "Licensor" means Magma for purposes of the Technology Transfer Agreement.

          "Limited Partner" means any of the Original Limited Partners and Substituted Limited partners as defined in the Limited Partnership Agreement.

          "Limited Partnership Agreement" means that certain Amended and Restated Limited Partnership Agreement of Del Ranch, Ltd., dated as of March 14, 1988, as the same may be amended from time to time.

          "Magma" means Magma Power Company, a Nevada corporation.

          "Magma Overrun Loan" means any loan made by Magma pursuant to the Magma Undertaking.

          "Magma Undertaking" means the undertaking of Magma, substantially in the form of Exhibit "K" to the Construction Management Agreement.

          "Major Capital Expenditure Reserve" means the reserve established pursuant to Section 11.2 of the Operating and Maintenance Agreement.

          "Major Capital Expenditure Reserve Account" means the segregated bank account established pursuant to Section 11.2 of the Operating and Maintenance Agreement.

          "Operating Agreements" means the Easement Agreement, the Administrative Services Agreement, the Construction Management Agreement, the Del Ranch Power Purchase Contract, the Ground Lease, the Operating and Maintenance Agreement, the Technology Transfer Agreement and the IID Agreements.

          "Operating and Maintenance Agreement" means that certain Operating and Maintenance Agreement dated as of March 14, 1988, as the same may be amended from time to time, by and between Del Ranch, Ltd. and Red Hill, pursuant to which Red Hill will provide day-to-day operational and maintenance services for Del Ranch, Ltd. in connection with the operation of the Del Ranch Facility.

          "Operator" means Red Hill for purposes of the Operating and Maintenance Agreement.

          "Ordinary Services" means all of the services, materials, equipment and supplies to be performed or provided by Red Hill on a normal day-to-day basis pursuant to Section 2 of the Administrative Services Agreement.

          "Owner" means Del Ranch, Ltd. for purposes of the Administrative Services Agreement, the Construction Management Agreement and the Operating and Maintenance Agreement.

          "Partially Spent Geothermal Brine" means the Geothermal Brine in an amount not exceeding the Del Ranch Facility Brine Requirement which has been extracted and Processed by Del Ranch, Ltd. for the purpose of generating electrical energy in connection with the operation of the Del Ranch Facility.

          "Partnership Holding Account" has the same meaning as that term has in the Limited Partnership Agreement.

          "Permitted Investment" means any investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated in the highest grade by a nationally recognized credit rating agency or (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and the certificates of deposit of which are rated in one of the two highest grades by a nationally recognized credit rating agency, provided in each case that such investment matures within one year from the date of acquisition thereof by Del Ranch, Ltd.

          "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plans and Specifications" means those certain plans and specifications for the construction of the Del Ranch Facility, as more particularly described on Exhibit "H" to the Construction Management Agreement.

          "Principal Repayment Date" means the date on which a portion of the principal of the Project Lender's Loan is scheduled to be repaid pursuant to the Credit Facility.

          "Process," "Processed" or "Processing" means the process by which BTU Energy is extracted from the Geothermal Brine.

          "Project Lender" means collectively the lender(s) advancing all or a portion of the Project Lender's Loan, or the agent for such lenders.

          "Project Lender's Lien" means the security interest or lien evidenced by a first deed of trust granted by Del Ranch, Ltd. in Del Ranch, Ltd.'s leasehold estate in the Del Ranch Property to the Project Lender to secure repayment of any indebtedness and/or performance of any obligation created by the Project Lender's Loan.

          "Project Lender's Loan" means the financing provided by the Project Lender for the Development of the Del Ranch Facility or the operation of the Del Ranch Facility, the repayment of which is secured by the Project Lender's Lien.

          "Project Lender's Loan Documents" means all instruments, agreements and other documents including, without limitation, the Credit Facility, evidencing or related to the project Lender's Loan and the security therefor including, without limitation, the Project Lender's Lien.

          "Red Hill" means Red Hill Geothermal, Inc., a Delaware corporation, a general partner of Del Ranch, Ltd. Red Hill is a wholly owned subsidiary of Magma.

          "Refunded Capital Contribution" shall have the same meaning as that term has in Section 3.6 of the Limited Partnership Agreement.

          "Reimbursement Charges" means the payments to Red Hill provided for in
Section 14 of the Operating and Maintenance Agreement.

          "Reserved Geothermal Brine" means the combination of Partially Spent Geothermal Brine, Excess Extracted Geothermal Brine and Excess Unextracted Geothermal Brine.

          "SEC" means Southern California Edison Company.

          "SSKGRA" means Salton Sea Known Geothermal Resource Area.

          "Schedule of Projected Remaining Cost of Construction" means the projected cost of completing construction and development of the Del Ranch Facility as of the date of the Construction Management Agreement, as reflected on Exhibit "J" to the Construction Management Agreement.

          "Services" means the services to be provided by Red Hill pursuant to
Section 2 of the Operating and Maintenance Agreement.

          "Spare Parts" means all spare parts necessary for the reliable, continuous operation of the Del Ranch Facility, other than the Critical Parts and Equipment.

          "Subcontractor" means a person or entity who performs any duties for or supplies any equipment or material to Red Hill, directly or indirectly, in the performance of the Services.

          "Substantial Completion Month" means the month in which the Construction Management Agreement terminates in accordance with its terms.

          "Supporting Equipment" means all items described in Section 2.2.2 of the Easement Agreement, including all such items located on the Del Ranch Property, and any real property interest associated therewith.

          "Surface Properties" means that portion of the Geothermal Lease Rights Properties existing above and upon the surface of the land.

          "Technology Fee" means the payments to be made to Magma provided for in Section 3 of the Technology Transfer Agreement.

          "Technology Transfer Agreement" means that certain Technology Transfer Agreement dated as of March 14, 1988, as the same may be amended from time to time, by and between Magma and Del Ranch, Ltd., pursuant to which Magma grants to Del Ranch, Ltd. the nonexclusive right to use certain "Technology" and "Know-How" which will be utilized by Del Ranch, Ltd. only in connection with the operation of the Del Ranch Facility.

          "Total Electricity Revenues" means all payments received by Del Ranch, Ltd. for the sale of electricity including, without limitation, payments received by Del Ranch, Ltd. from SCE pursuant to the Del Ranch Power purchase Contract (without deduction for payments made pursuant to the IID Agreements) including, without limitation, (i) all payments for "Energy," "capacity" and "Capacity Bonus Payments" delivered both before and after the Firm Operation Date and below, at and above the "Contract Capacity" level (as those terms are defined in the Del Ranch power Purchase Contract) and (ii) all payments received by Del Ranch, Ltd. in lieu of payments that would have been received for electricity that would have been produced but for the in lieu payments.

          "Totally Spent Geothermal Brine" means Partially Spent Geothermal Brine which (i) has been Processed by Magma, or a licensee of Magma, for use in connection with the operation of Additional Power Production Facilities; (ii) has been used by Magma, or a licensee of Magma, to extract Brine Minerals; or
(iii) has been used by Magma, or a licensee of Magma, for any other use including, without limitation, the production of steam or heat for sale to users of steam or heat.

          "Vulcan Facility" means that certain power production geothermal electrical generating facility located on the Vulcan Geothermal Lease Unit on property contiguous to the Del Ranch Property more particularly described on Exhibit "D" to the Easement Agreement. The Vulcan Facility is owned by Vulcan/BN Geothermal Power Company, a Nevada general partnership, the general partners of which are Vulcan Power Company, a Nevada corporation, and BN Geothermal, Inc., a Delaware corporation. Vulcan Power Company is a wholly owned subsidiary of Magma.

          "Vulcan Facility Brine Sales Agreement" means that certain Brine Sales Agreement dated August 30, 1985, as the same may be amended from time to time, by and between Vulcan Power Company and Vulcan/BN Geothermal Power Company, pursuant to which Vulcan Power Company has agreed to make available to the Vulcan Facility certain amounts of geothermal brine from certain portions of the Vulcan Geothermal Lease Unit for a thirty (30) year period.

          "Vulcan Geothermal Lease Unit" means that certain Vulcan Plant Unit established pursuant to that certain Declaration and Notice of Creation of Unit and Pooling of Lands Under Leases dated as of January 10, 1985, as amended by that certain First Amended and Restated Declaration and Notice of Creation of Unit and Pooling of Lands Under Leases dated as of January 18, 1988, which evidences Magma's Geothermal Lease Rights in and to the Geothermal Lease Rights Properties.

          "Working Capital" shall have the same meaning as that term has in the Credit Facility.

          "Working Capital Requirement" shall have the same meaning as that term has in the Credit Facility.

          Additional Defined Terms. For the convenience of the parties, in addition to the defined terms set forth in this Schedule Z, certain other terms are defined throughout the Operating Agreements.

Recording Requested By and
When Recorded Mail To:

Magma Power Company
c/o CalEnergy Company, Inc.
302 South 36th Street
Omaha, Nebraska 68131
Attention:  General Counsel
-------------------------------------------------------------------------------

         The undersigned declare that this document does not grant, assign, transfer, convey or vest title to real property within the meaning of Section 11911 of the California Revenue and Taxation Code, and hence NO DOCUMENTARY TRANSFER TAX IS DUE.

         The real property is located in an unincorporated area of the County of Imperial, State of California.


                           CLARIFICATION AND AMENDMENT

         THIS CLARIFICATION AND AMENDMENT (this "Amendment") is made as of June 17, 1996, between MAGMA POWER COMPANY, a Nevada corporation ("Grantor"), and DEL RANCH, L.P., a limited partnership organized under the laws of the State of California and formerly known as Del Ranch, Ltd. ("Grantee").

                                    RECITALS

         1. Grantor holds certain geothermal lease rights (the "Geothermal Lease Rights") in certain real property located within the Salton Sea Known Geothermal Resource Area (the "SSKGRA") in Imperial County, California, which real property is described in Exhibit "A" attached hereto (the "Geothermal Lease Rights Properties"). The Geothermal Lease Rights are set forth in those certain geothermal leases described in Exhibit "B" attached hereto (the "Geothermal Leases").

         2. Grantee owns a geothermal electrical generating facility commonly known as the "Del Ranch Facility", which utilizes Geothermal Brine from certain of the Geothermal Lease Rights Properties. The Del Ranch Facility is located on that certain real property described in Exhibit "C" attached hereto (the "Del Ranch Property").

         3. Grantee's right to maintain the Del Ranch Facility on the Del Ranch Property is derived from that certain Ground Lease dated as of March 14, 1988 between Grantor, as Landlord, and Grantee, as Tenant (the "Ground Lease"), a Memorandum of which was recorded on March 14, 1988 in Book 1599, Page 913, as Instrument No. 88-04016 in the Official Records of Imperial County, California (the "Official Records").

         4. Pursuant to that certain Easement Grant Deed and Agreement Regarding Rights For Geothermal Development dated as of March 14, 1988 (the "Easement Grant Deed"), a Short Form of which was recorded on March 14, 1988 in Book 1599, Page 918, as Instrument No. 88-04018 in the Official Records (the "Easement Short Form"), Grantor granted to Grantee certain rights in and to the Geothermal Brine contained in the Geothermal Lease Rights Properties, including, without limitation, the right to (i) drill for, produce, Process and use Geothermal Brine up to the amount necessary to meet the Del Ranch Facility Brine Requirement and (ii) construct, use and maintain roads, pipelines, utility installations, power lines, equipment, buildings and wells in connection therewith, subject to certain limitations and reservations as more particularly set forth in the Easement Grant Deed.

         5. It has always been the intent of Grantor and Grantee (together, the "Parties") that Grantor reserve and at all times have the right, at its sole option, to (i) drill for, produce, process, extract, treat, convert, take, divert, sell and otherwise use the Excess Unextracted Geothermal Brine, Partially Spent Geothermal Brine, Excess Extracted Geothermal Brine, Geothermal Brine Scale and Brine Minerals and (ii) use the Del Ranch Property in connection with such reserved rights. The Parties now desire to amend the Ground Lease and Easement Grant Deed to clarify and further define such rights, and to make certain other modifications thereto, as set forth herein.

         F. This Amendment is being executed in connection with that certain Second Supplemental Trust Indenture (the "Supplemental Indenture") dated as of June 20, 1996, between Salton Sea Funding Corporation, a Delaware corporation, an Affiliate of Grantor ("Funding Corporation"), as issuer, and Chemical Trust Company of California, a California corporation, as trustee. Chemical Trust Company of California, a California corporation, is also acting as collateral agent (together with its transferees, successors and assigns, the "Collateral Agent") under that certain Collateral Agency and Intercreditor Agreement dated as of July 21, 1995, as amended, by and among Funding Corporation and the other parties named therein. The Collateral Agent's address is 50 California Street, 10th Floor, San Francisco, California 94111.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, the covenants and conditions herein contained, and other valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

                         ARTICLE 1. INTRODUCTORY MATTERS

         1.1. CAPITALIZED TERMS. Capitalized terms used and not defined herein shall have the meaning given the same in the Easement Grant Deed.

                ARTICLE 2. AMENDMENTS TO THE EASEMENT GRANT DEED

         2.1. USE OF GEOTHERMAL BRINE. Wherever in the Easement Grant Deed (including, without limitation, sections 2.2.1, 2.3.2, 2.3.3, 3.1.1 and 3.1.3 thereof) Grantor reserves or is given the right to "use", "utilize" or make "use" of the Partially Spent Geothermal Brine, Excess Extracted Geothermal Brine, Brine Minerals and/or Geothermal Brine Scale or any part thereof, Grantor shall further have the right, privilege and power to process, extract from, treat, convert, take, divert, sell and otherwise use the same, in such manner and at such locations as Grantor may deem proper, and without compensation to Grantee other than as expressly provided in the Easement Grant Deed.

         2.2. OWNERSHIP OF GEOTHERMAL BRINE. To the extent that Grantor processes, extracts, treats, converts, takes, diverts, sells or otherwise uses the Partially Spent Geothermal Brine, Excess Extracted Geothermal Brine, Brine Minerals and/or Geothermal Brine Scale or any part thereof as permitted under the Easement Grant Deed or hereunder, which results in the amount thereof that is returned to Grantee for injection or disposal being less than the amount thereof previously delivered to or taken by Grantor, then the title otherwise held by Grantee to any Partially Spent Geothermal Brine, Excess Extracted Geothermal Brine, Brine Minerals and/or Geothermal Brine Scale that is not returned to Grantee for injection or disposal shall automatically transfer to and vest in Grantor. Without limiting the generality of the foregoing, if Grantor makes any commercial use or sale of the Partially Spent Geothermal Brine, Excess Extracted Geothermal Brine, Brine Minerals and/or Geothermal Brine Scale, the economic benefits of such use or sale shall belong to Grantor.

         2.3. INJECTION BY GRANTEE. In addition to its obligations under section
3.1.1 of the Easement Grant Deed, Grantee shall handle, transport, inject and dispose of all geothermal fluids and other substances produced as a result of or which flow from Grantor's use, processing, treatment or conversion of the Geothermal Brine and of geothermal fluids from other lands. To the extent that by performing the above duties Grantee incurs additional costs and expenses over what it would have incurred had Grantor not used, processed, treated or converted Geothermal Brine or geothermal fluids from other lands as provided herein, then Grantor shall pay such excess costs and expenses.

         2.4. INSURANCE. Section 3.3 of the Easement Grant Deed is hereby deleted in its entirety.

         2.5. PROJECT LENDER PROVISIONS. Article VI of the Easement Grant Deed is hereby revised as follows:

                  2.5.1 The definition of "Project Lender" is hereby deleted from Schedule "Z" to the Easement Grant Deed, and is replaced with the following:

         "'Project Lender' means (a) the Collateral Agent (b) any Person who succeeds to the interest of Collateral Agent under that certain Trust Indenture dated as of July 21, 1995, between Funding Corporation, as issuer, and Collateral Agent, as trustee (as amended, modified or supplemented, including pursuant to the Supplemental Indenture, the "Indenture") or (c) any other Person who acquires a first lien on the Easement To Develop Geothermal Rights in connection with or following
         (i) foreclosure of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 20, 1996, executed by Grantee as trustor, in favor of Chicago Title Company as trustee, for the benefit of Collateral Agent as beneficiary (the "Deed of Trust"); (ii) conveyance of the Easement To Develop Geothermal Rights to Collateral Agent in lieu of foreclosure or (iii) the acquisition by Collateral Agent or its nominee or designee of the Easement To Develop Geothermal Rights by any other means. The term "Project Lender" shall also include any person or entity that acquires a first lien on the Easement To Develop Geothermal Rights at any time after such foreclosure, conveyance by deed in lieu of foreclosure or acquisition by Collateral Agent or its nominee or designee."

                  2.5.2 The definition of "Project Lender's Loan" is hereby deleted from Schedule "Z" to the Easement Grant Deed, and is replaced with the following:

         "'Project Lender's Loan' means the financing provided by the Project Lender for the Development, operation, refinancing or acquisition of the Del Ranch Facility, the repayment of which is secured by the Project Lender's Lien."

                  2.5.3 Section 6.2.1 of the Easement Grant Deed is hereby deleted in its entirety and replaced with the following:

                  "6.2.1 (i) So long as the Indenture is in effect, Grantor shall not accept or consent to any amendment or modification of this Agreement if the same would be prohibited under the Partnership Credit Agreement (as that term is defined in the Indenture); (ii) at any time when the Indenture is no longer in effect, Grantor shall not accept or consent to any amendment or modification of this Agreement if the same would have a material adverse effect on the Project Lender's Lien, and
         (iii) except in a case of default by Grantee under this Agreement that has not been cured by the Project Lender under this Section 6.2 within the period of time provided therein, Grantor shall not accept or consent to any abandonment of the Easement to Develop Geothermal Rights or any termination of this Agreement, unless and until Grantee presents evidence to Grantor that Grantee has obtained the prior written consent of the Project Lender thereto."

                  2.5.4 Sections 6.2.6 and 6.3 of the Easement Grant Deed are hereby deleted in their entireties.

         2.6. ARBITRATION. The last eleven (11) words of paragraph (ii) of section 8.11 of the Easement Grant Deed (which currently read "Federal District Court or County Superior Court in San Diego, California") are hereby deleted and replaced with the words "District Court in Omaha, Nebraska."

         2.7. EASEMENT SHORT FORM. The Easement Short Form is hereby amended as necessary and appropriate so that the same will in all respects be consistent with this Amendment.

                    ARTICLE 3. AMENDMENTS TO THE GROUND LEASE

         3.1. USE OF THE DEL RANCH PROPERTY. Section 2.2 of the Ground Lease is hereby amended as follows:

                  3.1.1 The word "sell" is hereby added after the word "use" in the fourth line of such Section.

                  3.1.2 The words ", the Brine Minerals" are hereby added after the words "Reserved Geothermal Brine" in the fifth line of such Section.

                  3.1.3 The words "and mineral extraction and processing facilities" are hereby added after the words "Additional Power Production Facilities" in the fifteenth and nineteenth lines of such Section.

                  3.1.4 The words ", Partially Spent Geothermal Brine, Brine Minerals" are hereby added after the words "Geothermal Brine" in the twenty-second and twenty-fifth lines of such Section.

                  3.1.5 The following sentence is hereby added at the end of such Section: "Without limiting the foregoing, Landlord may conduct such operations for purposes incidental to Landlord's or its affiliates' operations on lands in the vicinity of and outside the Del Ranch Property."

         3.2.  SUBDIVISION OF THE DEL RANCH PROPERTY.

                  3.2.1 In the event that Grantor's proposed use of the Del Ranch Property (as permitted under Section 3.1 hereof or in the Ground Lease) causes it to reasonably determine that compliance with the California Subdivision Map Act (Government Code Section 66410 et seq.) and the county ordinances enacted thereunder (together, the "Map Act") may be necessary, then Grantor shall be entitled to apply for, process and cause to be recorded such subdivision maps as may be necessary to cause such portion or portions of the Del Ranch Property as may be designated by Grantor to be subdivided in compliance with the Map Act. All costs of such application, processing and recordation shall be borne by Grantor. Grantee and Grantor shall cooperate each with the other, to ensure that such maps will be adequate for Grantor's proposed use and to record such reciprocal easements as may be necessary in connection with their existing and proposed operations, and Grantee shall promptly execute such maps as and when requested by Grantor. Notwithstanding the foregoing, in no event shall Grantor subdivide the Del Ranch Property in a manner that will have a material adverse effect on Grantee's ability to operate the Del Ranch Facility.

                  3.2.2 Grantee hereby irrevocably and unconditionally grants to Grantor an option (the "Partial Termination Option"), exercisable at any time during the term of the Ground Lease upon the payment to Grantee of the sum of Ten Dollars ($10.00), to terminate the Ground Lease as to any parcel (each, a "Terminated Parcel") created as a result of such subdivision (other than the parcel on which the Del Ranch Facility is located). Upon Grantor's exercise of the Partial Termination Option, (a) Grantor and Grantee shall execute and cause to be acknowledged and recorded an amendment to the Ground Lease deleting from the description of the "Premises" each parcel as to which the Ground Lease has been so terminated (each, a "Terminated Parcel"), along with a corresponding quitclaim deed from Grantee to Grantor of all Grantee's right, title and interest in the Terminated Parcels, and (b) Grantee shall deliver possession of the Terminated Parcels to Grantor. Any lender imposing a lien against the Del Ranch Property shall be deemed, by the recordation of such lien, to have agreed to promptly partially release the Terminated Parcels from the lien of its deed of trust upon Grantor's exercise of the Partial Termination Option.


         3.3. DAMAGE OR DESTRUCTION. Section 8.2 of the Ground Lease is hereby deleted in its entirety.

         3.4. PROJECT LENDER PROVISIONS. Section 10 of the Ground Lease (consisting of sections 10.1 through 10.6, inclusive) is hereby revised as follows.

                  3.4.1 The definition of "Project Lender" is hereby deleted from Schedule "Z" to the Ground Lease, and is replaced with the following:

         "'Project Lender' means (a) the Collateral Agent (b) any Person who succeeds to the interest of Collateral Agent under the Indenture or (c) any other Person who acquires a first lien on this Lease in connection with or following (i) foreclosure of the Deed of Trust; (ii) conveyance of this Lease to Collateral Agent in lieu of foreclosure or (iii) the acquisition by Collateral Agent or its nominee or designee of the Lease by any other means. The term "Project Lender" shall also include any person or entity that acquires a first lien on the Lease at any time after such foreclosure, conveyance by deed in lieu of foreclosure or acquisition by Collateral Agent or its nominee or designee."

                  3.4.2 The definition of "Project Lender's Loan" is hereby deleted from Schedule "Z" to the Ground Lease, and is replaced with the following:

         "'Project Lender's Loan' means the financing provided by the Project Lender for the Development, operation, refinancing or acquisition of the Del Ranch Facility, the repayment of which is secured by the Project Lender's Lien."

                  3.4.3 Section 10.2.1 of the Ground Lease is hereby deleted in its entirety and replaced with the following:

                  "10.2.1 (i) So long as the Indenture is in effect, Landlord shall not accept or consent to any amendment or modification of this Lease if the same would be prohibited under the Partnership Credit Agreement (as that term is defined in the Indenture); (ii) at any time when the Indenture is no longer in effect, Landlord shall not accept or consent to any amendment or modification of this Lease if the same would have a material adverse effect on the Project Lender's Lien, and
         (iii) except in a case of default by Tenant under this Lease that has not been cured by the Project Lender under this Section 10.2 within the period of time provided therein, Landlord shall not accept or consent to any abandonment or termination of this Lease unless and until Tenant presents evidence to Landlord that Tenant has obtained the prior written consent of the Project Lender thereto."

                  3.4.4  Sections 10.2.6, 10.3, 10.4 and 10.5 of the Ground
Lease are hereby deleted in their entireties.

         3.5. INSURANCE. Section 11 of the Ground Lease is hereby deleted in its entirety.

         3.6. ARBITRATION. The last eleven (11) words of paragraph (ii) of section 31 of the Ground Lease (which currently read "Federal District Court or County Superior Court in San Diego, California") are hereby deleted and replaced with the words "District Court in Omaha, Nebraska."

                          ARTICLE 4. GENERAL PROVISIONS

         4.1. NOTICES. The address for notices to Grantor and Grantee set forth in section 8.3 of the Easement Grant Deed and in section 22 of the Ground Lease shall henceforth be as follows:

                           If to Grantor:   c/o CalEnergy Company, Inc.
                                            302 South 36th Street
                                            Suite 400
                                            Omaha, Nebraska 68131
                                            Attention:  General Counsel

                           If to Grantee:   c/o CalEnergy Company, Inc.
                                            302 South 36th Street
                                            Suite 400-C
                                            Omaha, Nebraska 68131
                                            Attention:  General Counsel

         4.2. ASSIGNMENT. Grantor shall be entitled, from time to time and without the prior consent of Grantee, to transfer, assign, alienate, license, grant easements in, hypothecate, pledge or mortgage to any Person all or any portion of Grantor's right, title or interest in, under and to the Easement Grant Deed and this Amendment.

         4.3. COVENANTS TO RUN WITH THE LAND. The Del Ranch Property shall be held, conveyed, assigned, hypothecated, encumbered, leased, used and operated subject to the covenants, terms and provisions set forth herein, in the Easement Grant Deed and in the Ground Lease, which covenants, terms and provisions shall run with the Del Ranch Property and each portion thereof and interest therein, and shall be binding upon Grantee and each other Person having any interest therein during their ownership thereof, and their respective grantees, heirs, successors and assigns.

         4.4. EFFECT OF THIS AMENDMENT. In the event that any inconsistency exists between this Amendment and the Easement Grant Deed or the Ground Lease, this Amendment shall govern, and any inconsistent terms and provisions contained herein shall be construed as superseding and amending the terms and provisions of the Easement Grant Deed and/or the Ground Lease, as applicable. Except as expressly modified by this Amendment, the Easement Grant Deed and the Ground Lease shall be unchanged and shall remain in full force and effect. This Amendment may be executed in multiple counterparts, all of which shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

                           GRANTOR: MAGMA POWER COMPANY,
                                    a Nevada corporation

                           By: /s/ John G. Sylvia
                              ---------------------------------

                           Its: Senior Vice President
                               --------------------------------


                           GRANTEE: DEL RANCH, L.P.,
                                    a limited partnership organized under the laws of the State of California

                                    By: CalEnergy Operating Company,
                                        a Delaware  corporation,
                                        General Partner

                           By:  /s/ John G. Sylvia
                              ---------------------------------

                           Its: Senior Vice President
                               --------------------------------

                                 ACKNOWLEDGMENTS





STATE OF  New York                    )
        ----------------------------  ) ss.
COUNTY OF New York                    )
         ---------------------------

         On June 20, 1996, before me, Patricia Peterson, personally appeared John G. Sylvia, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature  /s/ Patricia Peterson
                  ------------------------------------





STATE OF     New York                 )
        ----------------------------  ) ss.
COUNTY OF    New York                 )
         ---------------------------

         On June 20, 1996, before me, Patricia Peterson, personally appeared John G. Sylvia, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity on behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

         Signature   /s/ Patricia Peterson
                  ------------------------------------

                                   EXHIBIT "A"

              Description of the Geothermal Lease Rights Properties

Parcel 1:

         The Southeast Quarter of the Southeast Quarter of Section 32, Township 11 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof.

Parcel 2:

         Parcel A:

         The Southwest Quarter of Section 33, Township 11 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof.

         Parcel B:

         The West Half of the Southeast Quarter of Section 33, Township 11 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof, excepting therefrom the following portion thereof:

               Beginning at the Southwest Corner of Parcel 1 as shown in Book 5 Page 74 of Parcel Maps, said Point being on the South Line of said Section 33; thence North 0 (degrees) 00'12" West 662.00 feet along the West Line of Parcels 1 and 2 of said Map; thence West
               382.00 feet parallel to the South Line of said Section, thence South 0 (degrees) 00'12" East 662.00 feet parallel to the West Line of Parcel 1 to a Point in the South Line of said Section, thence East 382.00 feet along the South Line of said Section to the True Point of Beginning.

         Parcel C:

         All minerals, whether in solid or liquid form, geothermal steam and thermal energy within that portion of the West Half of the Southeast Quarter of Section 33, Township 11 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof, described as follows:


               Beginning at the Southwest Corner of Parcel 1 as shown in Book 5 Page 74 of Parcel Maps, said Point being on the South Line of said Section 33; thence North 0 (degrees) 00'12" West 662.00 feet along the West Line of Parcels 1 and 2 of said Map; thence West
               382.00 feet parallel to the South Line of said Section, thence South 0 (degrees) E00'12" East 662.00 feet parallel to the West Line of Parcel 1 to a Point in the South Line of said Section, thence East 382.00 feet along the South Line of said Section to the True Point of Beginning.

Parcel 3:

                                   EXHIBIT "A"

         Lots 3 and 4 and the South One-Half of the Northeast Quarter of Section 4, Township 12 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof.

Parcel 4:

         Parcel A:

         That Portion of the Northeast Quarter of Section 33, in Township 11 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof, described as follows:

                    Beginning at the Northeast Corner of said Section 33; thence South 00 (degrees) 03' East, 2,640 feet to the East Quarter Corner of said Section 33; thence with the East-West Center Line of said Section, South 89 (degrees) 53' West, 2,489.12 feet to a Point from which a one-inch iron pipe bears North 00E10' West 37.48 feet distant; thence passing within the said Northeast Quarter North 00 (degrees) 10' West 1,319.78 feet to a 1-1/2 inch iron pipe on the North line of the One-Half Northeast Quarter; thence with said North Line East 3.0 feet to a 1-1/2 inch iron pipe; thence North 00 (degrees) 10' West 1,319.78 feet to a point on the North Line of said Section 33; thence with said North Line North 89 (degrees) 53' East 2,491.39 feet to the Place of Beginning.

         Parcel B:

         Beginning at the Quarter Corner on the North Line of said Section 33; thence with said North Line North 89 (degrees) 53' East 116.43 feet to a Point; thence passing within the said Northeast Quarter South 00 (degrees) 10' East, 2,639.55 feet to a point on the East-West Center Line of said Section; thence with said East-West Center Line South 89 (degrees) 53' West 121.29 feet to the Center Quarter Corner of said Section; thence with the North-South Center Line of said Section, North 00 (degrees) 03' West 2,639.53 feet to the Place of Beginning.

Parcel 5:

         Parcel A:

         The Northeast Quarter of the Southeast Quarter of Section 33, in Township 11 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof.


         Parcel B:

         All minerals, whether in solid or liquid form, geothermal steam and thermal energy lying below a depth of 500 feet below the surface of the following land: The Southeast Quarter of the Southeast Quarter of
         Section 33, in Township 11 South, Range 13 East, San Bernardino Meridian, in the County of Imperial, State of California, according to Official Plat thereof.

                                   EXHIBIT "A"
                                   Page 2 of 3

Parcel 6:

         The North Half of the Northwest Quarter of Section 34, Township 11 South, Range 13 East, San Bernardino Meridian, County of Imperial, State of California, according to Official Plat thereof.

Parcel 7:

         The South Half of the Northwest Quarter of Section 34, Township 11 South, Range 13 East, San Bernardino Meridian, County of Imperial, State of California, according to the Official Plat thereof.

Parcel 8:

         The West Half of the Northeast Quarter of Section 34, Township 11 South, Range 13 East, San Bernardino Meridian, according to the Official Plat thereof.

--------------------
         Parcel 1/Severe; Parcel 2/Del Ranch; Parcel 3/Future Energy; Parcel 4/Ruchti; Parcel 5/Woolsey; Parcel 6/McKelvey; Parcel 7/Wiest; Parcel 8/J.F. Baretta.


                                   EXHIBIT "A"

                                   EXHIBIT "B"

                      Description of the Geothermal Leases

Parcel 1:

         Geothermal Lease and Agreement dated March 31, 1978, as heretofore and hereafter amended and/or assigned, by and between Luella B. Severe, as Lessor, and Imperial Magma, a corporation, as Lessee, as disclosed by that certain Geothermal Lease and Agreement (Short Form) of even date therewith, recorded on April 6, 1978, in Book 1414, Page 666 of Official Records.

Parcel 2:

         Geothermal Lease and Agreement dated May 1, 1980, as heretofore and hereafter amended and/or assigned, by and between Del Ranch, Inc., a corporation, as Lessor, and Imperial Magma, a corporation and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Memorandum of Geothermal Lease and Agreement (Short Form) of even date therewith, recorded on August 7, 1980, in Book 1456, Page 1373 of Official Records.

Parcel 3:

         Lease Agreement dated June 16, 1980, as heretofore and hereafter amended and/or assigned, by and between Future Energy, a limited partnership, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement and First Amendment (Memorandum) of even date therewith, recorded on February 13, 1981 in Book 1465, Page 191 of Official Records.

Parcel 4:

         Lease Agreement dated February 2, 1981, as heretofore and hereafter amended and/or assigned, by and between Lakeview Lutheran Church of Madison, Wisconsin, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on April 24, 1981, in Book 1468, Page 590 of Official Records.

         Lease Agreement dated January 29, 1981, as heretofore and hereafter amended and/or assigned, by and between Daryl Pierro, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on April 24, 1981, in Book 1468, Page 593 of Official Records.

         Lease Agreement dated January 5, 1981, as heretofore and hereafter amended and/or assigned, by and between Mrs. Carol S. Soik, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on April 24, 1981, in



                                   EXHIBIT "B"

         Book 1468, Page 596 of Official Records.

         Lease Agreement dated February 12, 1981, as heretofore and hereafter amended and/or assigned, by and between Augie Lincoln Hoffman, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on June 4, 1981, in Book 1470, Page 372 of Official Records.

         Lease Agreement dated January 27, 1981, as heretofore and hereafter amended and/or assigned, by and between Donna H. Gore, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on March 18, 1981, in Book 1466, Page 1449 of Official Records.

         Lease Agreement dated November 22, 1980, as heretofore and hereafter amended and/or assigned, by and between Anita Ruchti, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 148 of Official Records.

         Lease Agreement dated December 1, 1980, as heretofore and hereafter amended and/or assigned, by and between Barbara LaVergne, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 151 of Official Records.

         Lease Agreement dated January 5, 1981, as heretofore and hereafter amended and/or assigned, by and between Janice Johnson, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 145 of Official Records.

         Lease Agreement dated January 5, 1981, as heretofore and hereafter amended and/or assigned, by and between Constance Corby, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 142 of Official Records.

         Lease Agreement dated November 28, 1980, as heretofore and hereafter amended and/or assigned, by and between Eleanor L. Kearney, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on March 18, 1981, in Book 1466, Page 1441 of Official Records.

         Lease Agreement dated November 18, 1980, as heretofore and hereafter amended and/or assigned, by and between Clara F. Ruchti, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease


                                   EXHIBIT "B"

         Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 139 of Official Records.

         Lease Agreement dated December 30, 1980, as heretofore and hereafter amended and/or assigned, by and between Mrs. Mary Ruchti, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 154 of Official Records.

         Lease Agreement dated December 10, 1980, as heretofore and hereafter amended and/or assigned, by and between Mrs. Marjorie Briskey, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on March 18, 1981, in Book 1466, Page 1437 of Official Records.

         Lease Agreement dated December 30, 1980, as heretofore and hereafter amended and/or assigned, by and between Robert R. Ruchti, II, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 158 of Official Records.

         Lease Agreement dated February 12, 1981, as heretofore and hereafter amended and/or assigned, by and between Mrs. Marylou Williams, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 133 of Official Records.

         Lease Agreement dated February 12, 1981, as heretofore and hereafter amended and/or assigned, by and between Mrs. Helene Zimmerman, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 136 of Official Records.

         Lease Agreement dated January 27, 1981, as heretofore and hereafter amended and/or assigned, by and between Mrs. Gladys Hoffman, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 178 of Official Records.

         Lease Agreement dated January 27, 1981, as heretofore and hereafter amended and/or assigned, by and between Ernest W. Hoffman, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on March 18, 1981, in Book 1466, Page 1445 of Official Records.

         Lease Agreement dated January 29, 1981, as heretofore and hereafter amended and/or assigned, by and between Arnold H. Ruchti, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in

                                   EXHIBIT "B"

         Book 1465, Page 174 of Official Records.

         Lease Agreement dated January 2, 1981, as heretofore and hereafter amended and/or assigned, by and between Phyllis Davidson, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 165 of Official Records.

         Lease Agreement dated January 2, 1981, as heretofore and hereafter amended and/or assigned, by and between Kristen Davidson, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 168 of Official Records.

         Lease Agreement dated January 2, 1981, as heretofore and hereafter amended and/or assigned, by and between William B. Davidson, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 171 of Official Records.

         Lease Agreement dated January 2, 1981, as heretofore and hereafter amended and/or assigned, by and between Todd Davidson, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 162 of Official Records.

         Lease Agreement dated June 16, 1986, as heretofore and hereafter amended and/or assigned, by and between Future Energy, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement and First Amendment (Memorandum) of even date therewith, recorded on February 13, 1981, in Book 1465, Page 191 of Official Records.

Parcel 5:

         Geothermal Lease and Agreement dated January 1, 1980, as heretofore and hereafter amended and/or assigned, by and between Roy B. Woolsey and Louise J. Woolsey, as Lessor, and Imperial Magma, a corporation and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Memorandum of Geothermal Lease and Agreement (Short Form) of even date therewith, recorded on August 14, 1980, in Book 1457, Page 248 of Official Records.

Parcel 6:

         Lease and Agreement dated August 1, 1963, as heretofore and hereafter amended and/or assigned, by and between Raymond G. McKelvey, Margo R. McKelvey and Janet U. McKelvey, Executrix of the Estate of D.P. McKelvey, as Lessor, and Earth Energy, Inc., a Delaware corporation and Magma Power Company, a Nevada


                                   EXHIBIT "B"
         corporation, as Lessee, as disclosed by that certain Memorandum of Lease and Agreement of even date therewith, recorded on January 13, 1964, in Book 1174, Page 807 of Official Records.

Parcel 7:

         Lease Agreement dated July 25, 1978, as heretofore and hereafter amended and/or assigned, by and between Ed C. Wiest and Dorothy Wiest, as Lessor, and New Albion Resources Co., a corporation, as Lessee, as disclosed by that certain Lease Agreement (Short Form) of even date therewith, recorded on August 16, 1978, in Book 1420, Page 1369 of Official Records.

Parcel 8:

         Geothermal Lease and Agreement dated January 1, 1979, as heretofore and hereafter amended and/or assigned, by and between John F. Baretta, Suzanne Baretta and Victoria L. Roluffs, as Lessors, and Magma Power Company, a corporation, as Lessee, as disclosed by that certain Geothermal Lease and Agreement (Short Form) of even date therewith, recorded on December 14, 1979, in Book 1444, Page 1307 of Official Records.

         Geothermal Lease and Agreement dated January 1, 1979, as heretofore and hereafter amended and/or assigned, by and between Kathryn E. Wood, as Lessor, and Magma Power Company, a corporation, as Lessee, as disclosed by that certain Geothermal Lease and Agreement (Short Form) dated April 10, 1979, recorded on July 16, 1979, in Book 1436, Page 1765 of Official Records.

-------------------
         Parcel 1/Severe; Parcel 2/Del Ranch; Parcel 3/Future Energy; Parcel 4/Ruchti; Parcel 5/Woolsey; Parcel 6/McKelvey; Parcel 7/Wiest; Parcel 8/J.F. Baretta.

                                   EXHIBIT "B"

                                   EXHIBIT "C"

                      Description of the Del Ranch Property


         That portion of the Southeast Quarter of the Southeast Quarter of
         Section 33, Township 11 South, Range 13 East, San Bernardino Meridian, County of Imperial, State of California, according to the Official Plat thereof shown as Parcel 2 on Parcel Map M-1356, on file in Book 5, Page 74 of Parcel Maps in the Office of the County Recorder of Imperial County.

         Excepting therefrom, minerals, either in solid or liquid form, geothermal steam, naturally heated water, and thermal energy below a depth of 500 feet from the surface of said land, as reserved by Roy B. Woolsey and Louise J. Woolsey, in the Deed recorded October 30, 1974 in Book 1368 Page 960, Official Records, without, however, the right to enter the area within 500 feet of the surface of the ground, nor endanger or interfere with the operation, maintenance or repair of the facilities located within or upon said land.


                                   EXHIBIT "C"
                                   Page 1 of 1